August 27, 2003

                                DREYFUS LIQUID ASSETS, INC.

                     Supplement to Statement of Additional Information
               Dated May 1, 2003, as revised, June 6, 2003 and July 16, 2003



     The following information supplements the section in the Statement of Additional Information entitled "Certain Portfolio Securities - Bank Obligations."

     The bank obligations in which the Fund may invest include those of domestic banks, London branches of domestic banks, savings and loan associations and other similar institutions.